                                  EXHIBIT 99.1

                             SUBSCRIPTION AGREEMENT

                             SUBSCRIPTION AGREEMENT
                                       AND
                           LETTER OF INVESTMENT INTENT



INPURPLE,  INC..
600 Alton Boulevard
Plaza Tower
11th Floor
Costa Mesa, CA 92626

Gentlemen:

The undersigned hereby tenders this subscription for the purchase of _______________ Shares of $0.001 par value common stock of INPURPLE, INC. (the "Company") at a price of $5.00 per Share. A check or other form of payment payable to "INPURPLE, INC." in the amount of $_________ is also delivered herewith. The undersigned understands that the Shares are being offered pursuant to a registration statement on Form SB-2 under the Securities Act of 1933, which permits the Company to offer and sell unrestricted Shares, and that the Company is relying on the undersigned's representations herein for purposes of determining that all applicable securities laws are complied with. The undersigned further understands that a subscription for the Shares may be rejected for any reason and that, in the event that this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

         The undersigned acknowledges that the Company intends to conduct an offering (the "Offering") of 400,000 shares of its common stock at a proposed offering price of $5.00 per Share. As of the date of this Subscription, there are no commitments or agreements on the part of any investment banking firm or investor to purchase all or any part of the Shares to be sold in the Offering. The undersigned further acknowledges that the terms of the Offering, including the proposed offering price, may be changed at the discretion of the Company. Finally, the undersigned acknowledges that there can be no assurance that the Offering will be successfully completed.

         1.       The undersigned acknowledges and represents as follows:

         (a) That the undersigned is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned's investment in the Shares;

         (b) That the undersigned, either alone or with the assistance of the undersigned's own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of an investment in the Shares, has the capacity to protect the undersigned's own interests in connection with an investment in the Shares and has the net worth to undertake such risks;

         (c) That the undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in the investment in the Shares, and the suitability of an investment in the Shares in light of the undersigned's financial condition and investment needs;

         (d) That the undersigned believes that an investment in the Shares is suitable for the undersigned based upon the undersigned investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

         (e) That the undersigned has received and had the opportunity to review the Company's prospectus (the "Prospectus"), and has been given full and complete access to information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available;

         (f) That the undersigned recognizes that the Company has a limited operating history and that the Shares as an investment involves a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company; and

         (g) That the undersigned realizes that the purchase of the Shares is a long-term investment and that the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because there presently is no market for the Company's Common Stock and the undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Shares as collateral for a loan.

         2. The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Shares in the state set forth on the signature page hereof, and the Shares are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

         3. The undersigned represents and warrants that if the undersigned comes within at least one category marked below, and has marked the appropriate category, and the undersigned has truthfully set forth the factual basis or reason, the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I ___ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds $1,000,000.

                                    EXPLANATION. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II ___ The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 1999 and 2000, or joint income with the undersigned's spouse in excess of $300,000 in 1999 and 2000, and has a reasonable expectation of reaching the same income level in 2001.

Category III ___ The  undersigned  is a bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.


                                    ___________________________________
                                              (describe entity)



Category IV ___ The undersigned is a private business development company as defined in Section 202(a)(22) of the
                                    Investment Advisers Act of 1940.


                                    ___________________________________
                                              (describe entity)

Category V ___ The undersigned is an organization described in Section 501(c)(3)
                                    of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.


                                    ___________________________________
                                              (describe entity)

Category VI ___ The undersigned is a director or executive officer of the
                                    Company.

Category VII ___ The undersigned is a trust, with total assets in excess of
                                    $5,000,000, not formed for the specific
                                    purpose of acquiring the Shares offered, whose purchase is directed by a "Sophisticated Person" as described in
                                    Section 230.506(b)(2)(ii) of the Act.

Category VIII ___ The undersigned is an entity in which all of the equity owners are "Accredited Investors" as defined in
                                    Section 230.501(a) of the Act.

                                    ___________________________________
                                              (describe entity)


         4. The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them.

         5. The undersigned, if other than an individual, makes the following additional representations:

         (a) The undersigned was not organized for the specific purpose of acquiring the Shares; and

         (b) This Subscription Agreement and Letter of Investment Intent have been duly authorized by all necessary action on the part of the undersigned, have been duly executed by an authorized representative of the undersigned, and are legal, valid and binding obligations of the undersigned enforceable in accordance with their respective terms.

         6. Manner in Which Title is To Be Held.

         Place an "X" in one space below:

        (a) ___ Individual Ownership
        (b) ___ Community Property
        (c) ___ Joint Tenant with Right of Survivorship (both parties must sign)
        (d) ___ Partnership

        (e) ___ Tenants in Common
        (f) ___ Corporation
        (g) ___ Trust
        (h) ___ Other (Describe):



                                    ___________________________________

         7. My state of residence and the state I received the offer to invest and made the decision to invest in the Shares is: __________________

                                   SIGNATURES

Executed this       day of                       , 2001, at                    .
              -----        ----------------------           -------------------


         Please print above the exact name(s) in which the Shares are to be held.

The undersigned hereby represents he has read this entire Subscription Agreement and Letter of Investment Intent as well as the Prospectus.


                                   INDIVIDUAL

                                       Address to Which Correspondence Should be
                                       Directed

--------------------------------------
Signature (Individual)                 Name

                                       --------------------------------------
                                       Street address

---------------------------------------
Signature (All record holders should sign)    City, State and Zip Code


---------------------------------------
Name(s) Typed or Printed               Tax Identification or Social Security
                                       Number

                                       (            )
                                       --------------------------------------
                                       Telephone Number

                CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

                                       Address to Which Correspondence Should be
                                       Directed

Name of Entity

--------------------------------------
Type of Entity (i.e., corporation,     Street Address
  partnership, etc.)


--------------------------------------
State of Formation of Entity           City, State and Zip Code

By:
   -----------------------------------
     *Signature                        Tax Identification or Social Security
     Number
           ---------------------------

Its:
    ----------------------------------
    Title                              Telephone Number  (  )
                                                         ---------------------


----------------------------------------
Name Typed or Printed

*If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

                            CERTIFICATE OF SIGNATORY

        TO BE COMPLETED IF SHARES ARE BEING SUBSCRIBED FOR BY AN ENTITY.

         I,                                      , am the                     of
            ------------------------------------          -------------------

(the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement and Letter of Investment Intent have been duly and validly executed on behalf of the Entity and constitute legal and binding obligations of the Entity.

         IN WITNESS WHEREOF, I have hereto set my hand this   day of     , 2001.
                                                           ---      -----

         --------------------------------------
         Signature

                                   ACCEPTANCE

This Subscription Agreement is accepted as of                            , 2001.
                                              --------------------------


                                       INPURPLE,, INC.
                                       a Delaware corporation



                                       By:
                                          --------------------------------------
                                          Sean P. Lewis,
                                          Chairman


-----------------------------------------------------------------------------



                                   SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-1 and authorized this registration statement to be signed on its behalf by the undersigned in the City of ___________________________________ , State of _________________________ ,

on ________________________, 2001.

(Registrant) ______________________________________________________________

By (Signature and Title) ____________________________________________________

In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.

(Signature) ________________________________________

(Title)  ___________________________________________

(Date)   ___________________________________________